SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 22, 2001


                               SPACIAL CORPORATION
             (Exact name of registrant as specified in its charter)




        Delaware                   000-26645               11-2602030
(State or other jurisdiction      (Commission           (IRS Employer
     of incorporation)            File Number)      Identification Number)



             Brown Place and East 132nd Street
                      Bronx, New York                         10454
         (Address of principal executive offices)           (Zip Code)


                                 (718) 292-1920
              (Registrant's telephone number, including area code)

Item 1.  Changes In Control of Registrant.

     Effective June 22, 2001 (the "Closing Date"), Spacial Corporation (the "Company") entered into and closed a share exchange (the "Exchange") pursuant to a Share Exchange Agreement (the "Exchange Agreement"), among the Company, Waste Recovery Technology Corporation, a Delaware corporation ("WRT"), and the 10 stockholders of WRT (the "WRT Stockholders") wherein the Company issued 13,160,000 shares of common stock, par value $.001 per share (the "Common Stock") to the WRT Stockholders in exchange for all of the issued and outstanding of capital stock of WRT.

     As a result of the Exchange, the WRT Stockholders hold approximately 91% of the Company's Common Stock and now control the Company. Pursuant to the Exchange Agreement, James J. Solano, Sr. was appointed as a member of the board of directors on the Closing Date. James A. Prestiano, the sole director on the Closing Date remained as the Company's other director. In addition, effective July 9, 2001 (the "Board Change Date"), the end of the waiting period under Securities & Exchange Commission Rule 14f-1 relating to the distribution of an Information Statement concerning the Exchange, James A. Prestiano resigned as a director, and Joseph R. MacDonald and Norman A. Ponder, were appointed as new directors of the Company. New officers were appointed as of the Closing Date, however, the appointment of Mr. MacDonald and Mr. Ponder as directors did not take effect until the Board Change Date.

     The details of this transaction, including all information required by Item 1 of this Current Report on Form 8-K (the "Report"), are set forth in "Item 2. Acquisition or Disposition of Assets" below, the contents of which are incorporated by reference herein.

Item 2.  Acquisition or Disposition of Assets.

     The information below is a summary description of the Exchange and is qualified in its entirety by reference to the Exchange Agreement and related documents that the Company filed as exhibits to this Report, and which are available upon written request to the Company. The terms of the Exchange and date of determination of the value and amount of consideration received by the WRT Stockholders in the exchange were determined in good faith by the Company's management prior to transaction, and in arms' length negotiations.

     Effective at the Closing Date of the Exchange, James J. Solano, Sr. was appointed to serve as a Director with Mr. Prestiano. In addition, Mr. Prestiano resigned from all officer positions, and new officers took office as of the Closing Date. The appointment of the two additional directors will take effect on the Board Change Date. Under the terms of the Exchange Agreement, the following transactions took place on the Closing Date, with the exception of the change in the Board.

     o 13,160,000 shares of Common Stock were issued to the 10 WRT Stockholders in exchange for all of the outstanding common stock, no par value, of WRT (the "WRT Stock").

     o After the Closing Date and as of the date of the filing of this Report, the Company has issued and outstanding 14,450,000 shares of Common Stock.

     o James A. Prestiano, the Company's sole board member and executive officer, resigned from all positions as an officer of the Company at the Closing Date, but remained a board member only until the Board Change Date.

     o Mr. Prestiano returned for cancellation an aggregate of 1,200,000 shares of Common Stock owned by him in exchange for a warrant to purchase 150,000 shares of Common Stock (the "Prestiano Warrant Shares") at an exercise price of $.50 per share, leaving Mr. Prestiano with direct ownership of 800,000 shares of Common Stock, in addition to the warrants to acquire the Prestiano Warrant Shares.

     o James J. Solano, Sr. was appointed as a board member to serve with Mr. Prestiano at the Closing Date. Joseph R. MacDonald and Norman A. Ponder were appointed as additional board members and Mr. Prestiano resigned effective as of the Board Change Date, leaving Messrs. Solano, MacDonald and Ponder as the Company's entire board.

     o    As of the Closing Date, the sole officers of the Company, were James
          J. Solano, Sr., President, Chairman and Chief Executive Officer, Norman A. Ponder, Vice President, and Joseph R. MacDonald, Executive Vice President, and Chief Operating Officer.

     o An aggregate of 1,000,000 shares (the "Escrow Shares") of Common Stock that were issued to the Trust Under Agreement Dated 6/30/89 (the "Trust") (848,536 shares) and to Mr. Solano (151,464 shares) under the Exchange were deposited into escrow (the "Escrow") pending a contemplated completion or termination of financing. Upon completion of such financing, if any, up to all of such Escrow Shares will be returned for cancellation to the Company. If and to the extent that such financing does not occur, the Escrow Shares will be returned proportionately to the Trust and Mr. Solano.

     o All shares owned by Messrs. Solano, Ponder, Prestiano and the Trust, including the Prestiano Warrant Shares, are subject to a one-year lockup agreement (the "Lock-Up Agreement"), prohibiting the transfer all shares owned by them at the Closing Date for six months after the Closing Date, and prohibiting the transfer of 50% of their shares for a period of six months thereafter. In addition, terms of the Lock-Up Agreement provide that in the event so required as a condition to an underwritten public financing, said parties will extend their lockup provisions as and if required by an underwriter.

     o The Company has consented to a limited release of the 8 initial investors in the Company's private offering which closed in early 1999, from their lock-up agreements. These 8 investors, who acquired an aggregate of 170,000 shares of Common Stock in such financing, had originally agreed to restrict the resale of their

          Common Stock for one year after the close of any merger or similar transaction with the Company. These 8 private placement investors will be restricted from selling one-half of their shares of Common Stock for a period of 6 months after the Closing Date.

     o As of the Closing Date, and the date of the filing of this Report, Messrs. Solano, Ponder, MacDonald and the Trust now owned 1,785,000 (12.4%), 1,000,000 (6.9%),100,000 (under 1%) and 10,000,000 (69.2%)
          shares of Common Stock, respectively (including Shares held in Escrow) and have control of the Company. The remaining 6 WRT Stockholders own a total of 275,000 shares constituting 1.9% of the Common Stock outstanding.

Business Summary of WRT

     WRT is a non-hazardous solid waste remediation and recycling company which currently primarily remediates solid waste in the construction and demolition industry ("C & D"). WRT is currently leasing its executive offices and storage facilities at Brown Place and East 132nd Street, Bronx, New York 10454. It was organized as a Delaware corporation in September 1998 and commenced operations in March 1999. WRT is currently leasing its executive offices and storage facilities at Brown Place and East l32nd Street, Bronx, New York 10454.

     WRT is a provider of the following niche services in the waste transportation and management industry:

     o    Environmental engineering services.
     o Sale, lease and repair of new and used equipment in the waste and construction industry.
     o    Construction and Demolition Services.
     o    Site remediation services.

     The sale of new and used equipment along with repairs is generally handled internally. Engineering services provided by WRT are usually handled internally and are sometimes outsourced.

     The Company intends to continue operation of WRT's business. Subject to Delaware Law, the Company intends to change its name or otherwise transact business under the name "Alliance Environmental Technologies, Inc."

Item 7.  Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired.

     The audited balance sheets as of September 30, 2001 and 2000 and the audited statements of income for the years ended September 30, 2001 and 2000 and the unaudited statements of income for the nine and three months ended June 30, 2001 and 2001 are that of Waste Recovery Technology after giving effect to the shares exchanged in the merger, which effectively for the purposes of the financial statements took place as of June 30, 2001.

     The unaudited consolidated balance sheet as of June 30, 2001 is that of Spacial and Waste Recovery Technology Corporation. Spacial is a public shell with minimal assets and liabilities.

     The following financial statements of the Company accompany this Form
8-K/A.

Description                                                             Page(s)
-----------                                                             -------
Independent Auditors report                                                 6
Balance Sheets As Of September 30, 2000 and June 30, 2001                   7
Statements of Income for the Years Ended September 30, 2000 and 1999 and
         for the Three and None Months Ended June 30, 2001                  9
Statements of Shareholders' Equity For the Years Ended September 30, 2000
         and 1999 and for the Nine Months Ended June 30, 2001              11
Statements of Cash Flows For the Years Ended September 30, 2000 and
         1999 and for the Nine Months Ended June 30, 2001 and 2000         12
Notes to Financial Statements                                              14


     (c) Exhibits.

     Listed below are all exhibits to this Current Report on Form 8-K.

Exhibit
Number        Description
------        -----------

  4.1 Warrant certificate, evidencing warrants to purchase 150,000 shares of the Common Stock of Spacial Corporation, registered in the name of James A. Prestiano. *
  10.1 Share Exchange Agreement, dated as of June 22, 2001, among Spacial Corporation, Waste Recovery Technology Corporation and the stockholders of Waste Recovery Technology Corporation. *
  10.2 Stock Escrow Agreement, dated as of June 22, 2001, among Spacial Corporation, James J. Solano, Sr. and The Trust Under Agreement dated 6/30/89, and Snow Becker Krauss P.C., as Escrow Agent. *
  10.3 Lock-Up Agreement, dated as of June 22, 2001, by and among Spacial Corporation, James A. Prestiano, James J. Solano, Sr., The Trust Under Agreement Dated 6/30/89, and Norman A. Ponder.*
  10.4 Registration Rights Agreement, dated as of June 22, 2001, between the Spacial Corporation and James A. Prestiano. *
-------------
*  Previously Filed

Item 8. Change in Fiscal Year.

     As of the Closing Date, the Company has determined to change the end of its fiscal year from December 31 to September 30 for financial accounting purposes. The company will file a report covering the transition period on a Quarterly Report on Form 10-QSB, for the Period Ended June 30, 2001.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholders
Waste Recovery Technology Corporation


We have audited the accompanying balance sheet of Waste Recovery Technology Corporation as of September 30, 2000, and the related statements of operations, shareholders' equity (deficit), and cash flows for each of the two years in the period ended September 30, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Waste Recovery Technology Corporation as of September 30, 2000, and the results of its operations and its cash flows for each of the two years in the period ended September 30, 2000 in conformity with accounting principles generally accepted in the United States of America.



SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
March 23, 2001

                                                                                                SPACIAL CORPORATION
                                                                                                     BALANCE SHEETS
                                                                   September 30, 2000 and June 30, 2001 (unaudited)

-------------------------------------------------------------------------------------------------------------------


                                     ASSETS

                                                                                   June 30,        September 30,
                                                                                      2001               2000
                                                                                ---------------    ----------------
                                                                                 (unaudited)
Current assets
     Cash                                                                       $         4,989    $          1,390
     Accounts receivable                                                                128,058              28,000
     Current portion of notes receivable                                                 16,926              26,498
                                                                                ---------------    ----------------

         Total current assets                                                           149,973              55,888

Property and equipment, net                                                             439,949             494,174
Notes receivable, net of current portion                                                 17,130              17,130
Rent security deposit                                                                         -               9,100
                                                                                ---------------    ----------------

                      Total assets                                              $       607,052    $        576,292
                                                                                ===============    ================





   The accompanying notes are an integral part of these financial statements.

                                                                                                SPACIAL CORPORATION
                                                                                                     BALANCE SHEETS
                                                                   September 30, 2000 and June 30, 2001 (unaudited)

-------------------------------------------------------------------------------------------------------------------


                      LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                                   June 30,        September 30,
                                                                                      2001               2000
                                                                                ---------------    ----------------
                                                                                 (unaudited)
Current liabilities
     Current portion of notes payable                                           $        62,676    $         66,063
     Accounts payable and accrued expenses                                               48,235              23,821
     Accrued taxes                                                                        8,641              26,447
     Due to shareholders                                                                 23,660              38,178
                                                                                ---------------    ----------------

         Total current liabilities                                                      143,212             154,509

Notes payable, net of current portion                                                   151,055             206,922
Note payable - related party                                                            167,187             167,187
                                                                                ---------------    ----------------

              Total liabilities                                                         461,464             528,618
                                                                                ---------------    ----------------

Commitments

Shareholders' equity
     Preferred stock, $0.001 par value
         5,000,000 shares authorized
         no (unaudited) and no shares issued and outstanding                                  -                   -
     Common stock, $0.001 par value
         40,000,000 shares authorized
         14,450,000 (unaudited) and 13,160,000 shares issued
              and outstanding                                                            14,450              13,160
     Additional paid-in capital                                                         310,784             (13,147)
     Retained earnings (accumulated deficit)                                           (179,636)             47,661
                                                                                ---------------    ----------------

                  Total shareholders' equity                                            145,598              47,674
                                                                                ---------------    ----------------

                      Total liabilities and shareholders' equity                $       607,052    $        576,292
                                                                                ===============    ================


   The accompanying notes are an integral part of these financial statements.

                                                                                                SPACIAL CORPORATION
                                                                                               STATEMENTS OF INCOME
                                                                For the Years Ended September 30, 2000 and 1999 and
                                             for the Three and Nine Months Ended June 30, 2001 and 2000 (unaudited)
-------------------------------------------------------------------------------------------------------------------


                                                 For the Three Months Ended    For the Nine Months Ended   For the Year Ended
                                                         June 30,                      June 30,                September 30,
                                                 --------------------------    --------------------------  -------------------
                                                    2001            2000          2001           2000        2000        1999
                                                 ----------      ---------      ----------    ---------    ---------   ---------
                                                (unaudited)     (unaudited)    (unaudited)   (unaudited)
Revenues
     Construction and engineering services       $   88,670      $  42,600      $  372,678    $ 244,100    $ 344,865   $  4,442
     Equipment sales                                  1,032          3,500          72,826      172,500      245,938     14,487
     Sales and services                               5,103         36,482          24,183       51,507       68,493          -
     Waste hauling                                        -              -               -
                                                          -          4,801               -            -            -     24,278
                                                 ----------      ---------      ----------    ---------    ---------   ---------
         Total revenues                              94,805         82,582         469,687      468,107      664,097     43,207
                                                 ----------      ---------      ----------    ---------    ---------   ---------
Cost of sales
     Construction materials                          26,986         13,519          64,735       55,990      104,724      17,746
     Disposal fees                                        -              -           2,600        2,431        2,431      11,671
     Equipment purchases                                  -              -          16,178       83,000      113,501       1,643
     Equipment refurbishing                              20              -           1,020       10,651       10,652           -
     Materials                                            -              -          14,785       43,816            -           -
     Subcontracts                                    23,577         13,720         114,112      107,607      144,178       13,676
                                                 ----------      ---------      ----------    ---------    ---------   ---------
         Total cost of sales                         50,583         27,239         213,430      303,495      375,486      44,736
                                                 ----------      ---------      ----------    ---------    ---------   ---------

Gross profit (loss)                                  44,222         55,343         256,257      164,612      288,611      (1,529)

General and administrative expenses                  67,199         40,065         493,831      121,376      167,745      21,234
                                                 ----------      ---------      ----------    ---------    ---------   ---------

Income (loss) from operations                       (22,977)        15,278        (237,574)      43,236      120,866     (22,763)
                                                 ----------      ---------      ----------    ---------    ---------   ---------



   The accompanying notes are an integral part of these financial statements.

                                                                                                SPACIAL CORPORATION
                                                                                               STATEMENTS OF INCOME
                                                                For the Years Ended September 30, 2000 and 1999 and
                                             for the Three and Nine Months Ended June 30, 2001 and 2000 (unaudited)
-------------------------------------------------------------------------------------------------------------------

                                                 For the Three Months Ended    For the Nine Months Ended      For the Year Ended
                                                          June 30,                     June 30,                  September 30,
                                                 --------------------------    -------------------------    -----------------------
                                                   2001              2000           2001         2000         2000          1999
                                                 --------          --------       ---------    --------     ---------     ---------
                                                (unaudited)       (unaudited)    (unaudited)  (unaudited)
Other income (expense)
     Interest income                             $    278          $    536       $   1,110    $    817     $   2,357     $       -
     Rental income                                  5,617               825           9,167           -         3,300             -
     Interest expense                                   -                 -               -           -       (29,552)            -
                                                 --------          --------       ---------    --------     ---------     ---------

         Total other income (expense)               5,895             1,361          10,277         817       (23,895)            -
                                                 --------          --------       ---------    --------     ---------     ---------

Income (loss) before provision for income
     taxes                                        (17,082)           16,639        (227,297)     44,053        96,971       (22,763)

Provision for income taxes                              -             2,496               -       6,971        26,547             -
                                                 --------          --------       ---------    --------     ---------     ---------

Net income (loss)                                $(17,082)         $ 14,143       $(227,297)   $ 37,082     $  70,424     $ (22,763)
                                                 ========          ========       =========    ========     =========     =========

Basic and diluted earnings (loss) per share      $      -          $      -       $    0.02    $      -     $    0.01     $       -
                                                 ========          ========       =========    ========     =========     =========

Weighted-average common shares
     outstanding
         Basic and diluted                     14,022,813        12,835,000      14,022,813  12,835,000    12,835,000    12,835,000
                                               ==========        ==========      ==========  ==========    ==========    ==========



   The accompanying notes are an integral part of these financial statements.

                                                                                                SPACIAL CORPORATION
                                                                                 STATEMENTS OF SHAREHOLDERS' EQUITY
                                                                For the Years Ended September 30, 2000 and 1999 and
                                                                for the Nine Months Ended June 30, 2001 (unaudited)
-------------------------------------------------------------------------------------------------------------------

                                                                                     Retained
                                      Common Stock                 Additional        Earnings
                             ---------------------------------       Paid-in       (Accumulated)
                                  Shares           Amount            Capital          Deficit)          Total
                             ---------------   ---------------  ----------------  ---------------  ----------------
Balance, September
   30, 1998                       12,835,000   $        12,835  $        (12,822) $                $             13

Net loss                                                                                  (22,763)          (22,763)
                             ---------------   ---------------  ----------------  ---------------  ----------------

Balance, September
   30, 1999                       12,835,000            12,835           (12,822)         (22,763)          (22,750)

Net income                                                                                 70,424            70,424
                             ---------------   ---------------  ----------------  ---------------  ----------------

Balance, September
   30, 2000                       12,835,000            12,835           (12,822)          47,661            47,674

Shares issued for
   cash (unaudited)                  150,000               150           149,850                            150,000

Shares issued for
   services (unaudited)              175,000               175           174,825                            175,000

Changes due to
   recapitalization
   (unaudited)                     1,290,000             1,290            (1,069)                               221

Net income
   (unaudited)                                                                           (227,297)         (227,297)
                             ---------------   ---------------  ----------------  ---------------  ----------------

Balance, June 30,
   2001 (unaudited)               14,450,000   $        14,450  $        310,784  $      (179,636) $        145,598
                             ===============   ===============  ================  ===============  ================



   The accompanying notes are an integral part of these financial statements.

                                                                                                SPACIAL CORPORATION
                                                                                           STATEMENTS OF CASH FLOWS
                                                                For the Years Ended September 30, 2000 and 1999 and
                                                       for the Nine Months Ended June 30, 2001 and 2000 (unaudited)
-------------------------------------------------------------------------------------------------------------------


                                                  For the Nine Months Ended             For the Year Ended
                                                           June 30,                         September 30,
                                               ---------------------------------  ---------------------------------
                                                     2001             2000              2000             1999
                                               ---------------  ----------------  ---------------  ----------------
                                                 (unaudited)       (unaudited)
Cash flows from operating activities
   Net income                                  $      (227,297) $         37,082  $        70,424  $        (22,763)
   Adjustments to reconcile net income
     to net cash provided by (used in)
     operating activities
       Shares issued for services
         rendered                                      175,000                 -                -                 -
       Depreciation                                     54,225            20,250           27,374                 -
       Changes due to recapitalization                   2,161                 -                -                 -
       Increase in
         Accounts receivable                          (100,058)                -          (28,000)                -
         Rent security deposit                           9,100            (1,500)          (1,500)           (7,600)
       Increase (decrease) in
         Accounts payable and accrued
           expenses                                     22,474            (1,883)          (2,342)           26,163
         Accrued taxes                                 (17,806)           15,800           26,447                 -
                                               ---------------  ----------------  ---------------  ----------------

Net cash provided by (used in)
operating activities                                   (82,201)           69,749           92,403            (4,200)
                                               ---------------  ----------------  ---------------  ----------------

Cash flows from investing activities
   Increase in notes receivable                          9,572           (35,045)         (43,628)                -
   Purchase of property and equipment                        -          (421,844)        (489,548)          (32,000)
                                               ---------------  ----------------  ---------------  ----------------


Net cash provided by (used in)
investing activities                                     9,572          (456,889)        (533,176)          (32,000)
                                               ---------------  ----------------  ---------------  ----------------


   The accompanying notes are an integral part of these financial statements.

                                                                                                SPACIAL CORPORATION
                                                                                           STATEMENTS OF CASH FLOWS
                                                                For the Years Ended September 30, 2000 and 1999 and
                                                       for the Nine Months Ended June 30, 2001 and 2000 (unaudited)
-------------------------------------------------------------------------------------------------------------------


                                                  For the Nine Months Ended             For the Year Ended
                                                           June 30,                        September 30,
                                               ---------------------------------  ---------------------------------
                                                     2001             2000              2000             1999
                                               ---------------  ----------------  ---------------  ----------------
                                                (unaudited)      (unaudited)
Cash flows from financing activities
   Proceeds received from notes
     payable                                   $             -  $        196,932  $       272,985  $              -
   Proceeds received from note
     payable - related party                                 -           167,187          167,187                 -
   Payments on notes payable                           (59,254)                -                -                 -
   Increase (decrease) in due to
     shareholders                                      (14,518)           23,186           (4,636)           42,814
   Proceeds from issuance of common
     stock                                             150,000                 -                -                13
                                               ---------------  ----------------  ---------------  ----------------

Net cash provided by financing
activities                                              76,228           387,305          435,536            42,827
                                               ---------------  ----------------  ---------------  ----------------

Net increase (decrease) in cash                          3,599               165           (5,237)            6,627

Cash, beginning of year                                  1,390             6,627            6,627                 -
                                               ---------------  ----------------  ---------------  ----------------

Cash, end of year                              $         4,989  $          6,792  $         1,390  $          6,627
                                               ===============  ================  ===============  ================

Supplemental disclosures of cash flow information

   Interest paid                               $        19,049  $          6,579  $        14,231  $              -
                                               ===============  ================  ===============  ================



   The accompanying notes are an integral part of these financial statements.

                                                             SPACIAL CORPORATION
                                                   NOTES TO FINANCIAL STATEMENTS
                                September 30, 2000 and June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND LINE OF BUSINESS

         Waste Recovery Technology Corp. ("WRT") was incorporated on September 22, 1998 in the state of Delaware and is engaged in construction and engineering services and the sale of equipment. WRT principally sells to companies throughout New York.

         Effective June 22, 2001, WRT entered into a Share Exchange Agreement, whereby the shareholders of WRT were issued an aggregate of 13,160,000 shares of common stock of Spacial Corporation ("Spacial") in exchange for 1,316 shares of WRT, constituting all of the capital stock of WRT and resulting in WRT becoming a wholly owned operating subsidiary of Spacial. After the closing of the Share Exchange, a total of 14,450,000 shares of Spacial's common stock were issued and outstanding, resulting in a transfer of control of Spacial to the former WRT shareholders.

         For accounting purposes, the transaction has been treated as a recapitalization of WRT, with WRT as the accounting acquirer (reverse acquisition), and has been accounted for in a manner similar to a pooling of interests. The operations of Spacial have been included with those of WRT from the acquisition date. For periods prior to the acquisition, the equity of the combined enterprise is the historical equity of WRT, the accounting acquirer prior to the merger, retroactively restated to reflect the number of shares received in the business combination.

         Spacial was incorporated on October 6, 1998 in the state of Delaware. Spacial had minimal assets and liabilities at the date of the acquisition and did not have significant operations prior to the acquisition. Therefore, no pro forma information is presented.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Development Stage Enterprise
         ----------------------------
         After the Share Exchange, Spacial Corporation, the surviving entity, (the "Company") ceased to be a development stage company as defined in Statement of Financial Accounting Standards ("SFAS") No. 7, "Accounting and Reporting by Development Stage Enterprises." The Company's planned principal operations have commenced, and there have been significant revenues from those operations.

         Cash Equivalents
         ----------------
         For the purpose of the statements of cash flows, the Company considers all highly liquid investments purchased with original maturity of three months or less to be cash equivalents.

                                                             SPACIAL CORPORATION
                                                   NOTES TO FINANCIAL STATEMENTS
                                September 30, 2000 and June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Accounts Receivable
         -------------------
         The Company periodically reviews its accounts receivable for uncollectible amounts. At September 30, 2000 and June 30, 2001, no allowance was deemed necessary. The Company generally does not require collateral from its customers.

         Property and Equipment
         ----------------------
         Property and equipment are stated at cost. Depreciation is provided on a straight-line basis over an estimated useful life of seven to 10 years. Expenditures for maintenance and repairs are charged to operations as incurred while renewals and betterments are capitalized.

         Revenue Recognition
         -------------------
         Amounts received for construction and engineering services are recognized in accordance with the contract or upon completion of the project. For sales of equipment, revenues are recognized upon delivery of the equipment.

         Comprehensive Income
         --------------------
         The Company utilizes SFAS No. 130, "Reporting Comprehensive Income." This statement establishes standards for reporting comprehensive income and its components in a financial statement. Comprehensive income as defined includes all changes in equity (net assets) during a period from non-owner sources. Examples of items to be included in comprehensive income, which are excluded from net income, include foreign currency translation adjustments and unrealized gains and losses on available-for-sale securities. Comprehensive income is not presented in the Company's financial statements since the Company did not have any of the items of comprehensive income in the period presented.

         Advertising Costs
         -----------------
         The Company expenses advertising costs as incurred. Advertising costs for the nine months ended June 30, 2001 and 2000 were $200 and $120, respectively.

         Income Taxes
         ------------
         The Company utilizes SFAS No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. The provision for income taxes represents the tax payable for the period and the change during the period in deferred tax assets and liabilities.

                                                             SPACIAL CORPORATION
                                                   NOTES TO FINANCIAL STATEMENTS
                                September 30, 2000 and June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Estimates
         ---------
         The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

         Fair Value of Financial Instruments
         -----------------------------------
         The Company measures its financial assets and liabilities in accordance with generally accepted accounting principles. For certain of the Company's financial instruments, including cash, accounts receivable, notes receivable, and accounts payable and accrued expenses, the carrying amounts approximate fair value due to their short maturities. The amounts shown for notes payable and note payable - related party also approximate fair value because the current interest rate offered to the Company for debt of similar maturity is substantially the same.

         Recently Issued Accounting Pronouncements
         -----------------------------------------
         In July 2001, the FASB issued SFAS No. 141, "Business Combinations." This statement addresses financial accounting and reporting for business combinations and supersedes Accounting Principles Bulletin ("APB") Opinion No. 16, "Business Combinations," and SFAS No. 38, "Accounting for Pre-Acquisition Contingencies of Purchased Enterprises." All business combinations in the scope of this statement are to be accounted for using one method, the purchase method. The provisions of this statement apply to all business combinations initiated after June 30, 2001. Use of the pooling-of-interests method for those business combinations is prohibited. This statement also applies to all business combinations accounted for using the purchase method for which the date of acquisition is July 1, 2001 or later.

         In July 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets." This statement addresses financial accounting and reporting for acquired goodwill and other intangible assets and supersedes APB Opinion No. 17, "Intangible Assets." It addresses how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination) should be accounted for in financial statements upon their acquisition. This statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the financial statements. It is effective for fiscal years beginning after December 15, 2001. Early application is permitted for entities with fiscal years beginning after March 15, 2001, provided that the first interim financial statements have not been issued previously.

                                                             SPACIAL CORPORATION
                                                   NOTES TO FINANCIAL STATEMENTS
                                September 30, 2000 and June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

NOTE 3 - PROPERTY AND EQUIPMENT

     Property and equipment at September 30, 2000 and June 30, 2001 consisted of the following:

                                                              June 30,        September 30,
                                                                 2001               2000
                                                           ---------------    ----------------
                                                            (unaudited)

                  Automobiles                              $        59,380    $         59,380
                  Trucks                                           115,161             115,161
                  Machinery and equipment                          347,007             347,007
                                                           ---------------    ----------------

                                                                   521,548             521,548
                  Less accumulated depreciation                     81,599              27,374
                                                           ---------------    ----------------

                           Total                           $       439,949    $        494,174
                                                           ===============    ================

         Depreciation expense was $27,374, $54,225 (unaudited), and $20,530 (unaudited) for the year ended September 30, 2000 and the nine months ended June 30, 2001 and 2000, respectively.


NOTE 4 - NOTES PAYABLE

         Notes payable at September 30, 2000 and June 30, 2001 consisted of the following:

                                                                                  June 30,      September 30,
                                                                                    2001            2000
                                                                                 -----------    -------------
                                                                                 (unaudited)
                  Note payable, collateralized by equipment and guaranteed by a shareholder, payable in 60 monthly installments of $2,149,
                      including interest at 11% per annum.                       $    77,304     $     89,595

                  Note payable, collateralized by equipment and guaranteed by a shareholder, payable in 36 monthly installments of $1,207,
                      including interest at 13% per annum.                            21,561           29,830

                  Note payable, collateralized by equipment and guaranteed by a shareholder, payable in 60 monthly installments of $1,579,
                      including interest at 10% per annum.                            58,337           66,447

                                                             SPACIAL CORPORATION
                                                   NOTES TO FINANCIAL STATEMENTS
                                September 30, 2000 and June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

NOTE 4 - NOTES PAYABLE (Continued)

                                                                                  June 30,      September 30,
                                                                                    2001            2000
                                                                                 -----------    -------------
                                                                                 (unaudited)
                  Note payable, collateralized by equipment,
                      payable in 48 monthly installments of $614,
                      including interest at 13% per annum.                       $    12,559    $     22,421

                  Note payable, collateralized by an automobile,
                      payable in 60 monthly installments of $771,
                      including interest at 9% per annum.                             27,915          35,358

                  Note payable, collateralized by an automobile,
                      payable in 36 monthly installments of $748,
                      including interest at 11% per annum.                            16,055          21,834

                  Note payable dated April 10, 2000. Principal and $500
                      additional consideration due in 90 days.
                      The note was paid in full at June 30, 2001.                          -           7,500
                                                                                 -----------     -----------

                                                                                     213,731         272,985
                  Less current portion                                                62,676          66,063
                                                                                 -----------     -----------

                           Long-term portion                                     $   151,055     $   206,922
                                                                                 ===========     ===========

         Future maturities of notes payable at June 30, 2001 were as follows:

                  12 Months
                    Ending
                   June 30,

                     2002                                          $    62,676
                     2003                                               62,115
                     2004                                               41,512
                     2005                                               41,435
                     2006                                                5,993
                                                                   -----------

                      Total                                        $   213,731
                                                                   ===========

                                                             SPACIAL CORPORATION
                                                   NOTES TO FINANCIAL STATEMENTS
                                September 30, 2000 and June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

NOTE 5 - COMMITMENTS

         The Company is obligated to a third party under a non-cancelable operating lease for its showroom and office facilities, which expires on December 31, 2001. The lease provides for monthly payments of $4,950, plus certain operating expenses. Rent expense, including operating expense escalations, amounted to $59,400, $26,700 (unaudited), and $42,900 (unaudited) for the year ended September 30, 2000 and the nine months ended June 30, 2001 and 2000, respectively.

         In January 2001, the lease agreement was terminated by mutual consent, which did not result in a loss to the Company.


NOTE 6 - SHAREHOLDERS' EQUITY

         Common Stock
         ------------
         On June 22, 2001, an aggregate of 13,160,000 shares of common stock were issued to the shareholders of WRT in exchange for all of the issued and outstanding capital stock of WRT. At such time, the former founder and principal of Spacial returned for cancellation an aggregate of 1,200,000 shares of common stock of Spacial.

         Warrants
         --------
         On April 19, 1999, warrants to purchase 51,000 shares of the Company's common stock, par value $0.001, were issued to the placement agent at an exercise price of $0.255 per share. The shares vest immediately and can be exercised within seven years from the date of issuance of the warrants. The fair value of the warrants at the date of issuance was $2,813 based on the fair value of the placement agent's services, less cash paid. As of June 30, 2001, the warrants were outstanding.

         On June 26, 2000, pursuant to a consulting agreement, warrants to purchase a total of 150,000 shares of the Company's common stock, par value $0.001, were issued to various consultants at an exercise price of $0.01 per share. In September 2000, holders of these warrants exchanged the warrants for 150,000 shares of common stock. Consideration for the shares was $800 of services rendered and a cash payment of $1,500.

         On June 22, 2001, in connection with the Share Exchange Agreement, warrants to purchase 150,000 shares (unaudited) of the Company's common stock, par value $0.001, were issued to a former director of Spacial at an exercise price of $0.50 (unaudited) per share in exchange for the return and cancellation of certain shares of the Company. The shares vest immediately and can be exercised within four years from the date of issuance of the warrants.

                                                             SPACIAL CORPORATION
                                                   NOTES TO FINANCIAL STATEMENTS
                                September 30, 2000 and June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

NOTE 7 - INCOME TAXES

         Current income taxes for the year ended September 30, 2000 and the nine months ended June 30, 2001 and 2000 consisted of the following:

                                                                   For the Nine Months Ended           For the
                                                                             June 30,                Year Ended
                                                                ---------------------------------   September 30,
                                                                      2001              2000             2000
                                                                ----------------  ---------------  ----------------
                                                                 (unaudited)       (unaudited)

                  State and city income taxes                   $              -  $             -  $         17,253
                  Federal income taxes                                         -            6,971             9,294
                                                                ----------------  ---------------  ----------------

                    Total                                       $              -  $         6,971  $         26,547
                                                                ================  ===============  ================

         A reconciliation of the income tax computed at the federal statutory rate to the tax provision in the financial statements for the year ended September 30, 2000 and the nine months ended June 30, 2001 and 2000 is as follows:

                                                                   For the Nine Months Ended           For the
                                                                             June 30,                Year Ended
                                                                ---------------------------------   September 30,
                                                                      2001              2000             2000
                                                                ----------------  ---------------  ----------------
                                                                 (unaudited)       (unaudited)

                  Statutory regular federal income tax          $         33,000  $        19,000  $         32,970
                  State income taxes, net of federal
                    benefit                                               14,000            9,000            11,387
                  Benefit of net operating loss                                -                -            (7,664)
                  Benefit of graduated rates                             (12,000)          (8,000)          (10,146)
                  Other                                                    1,000                -                 -
                                                                ----------------  ---------------  ----------------

                      Total                                     $         36,000  $        20,000  $         26,547
                                                                ================  ===============  ================


NOTE 8 - RELATED PARTY TRANSACTIONS

         Subcontract Services
         --------------------
         During the year ended September 30, 2000 and the nine months ended June 30, 2001 and 2000, the Company paid a company owned by one of the shareholders $21,000, $45,953 (unaudited), and $17,632 (unaudited), respectively, for subcontract services rendered.

                                                             SPACIAL CORPORATION
                                                   NOTES TO FINANCIAL STATEMENTS
                                September 30, 2000 and June 30, 2001 (unaudited)
--------------------------------------------------------------------------------


NOTE 8 - RELATED PARTY TRANSACTIONS (Continued)

         Trust Under Agreement Dated June 30, 1989, Bruce Caputo as Trustee
         ------------------------------------------------------------------
         The Company bought equipment for $167,000 from the Trust, which is a related party because of its ownership interest. Under the terms of the agreement, the Company will pay $167,000 with simple interest at a rate of 9% per annum. Interest is payable in equal installments of $10,800 on June 1, 2001, December 1, 2001, and June 1, 2002. On December 1, 2002, the entire principal amount and total accrued but unpaid interest are payable in full.

         Due to Shareholders
         -------------------
         As of September 30, 2000 and June 30, 2001, due to shareholders represented non-interest-bearing amounts due to shareholders. The amounts have no stated repayment terms.

         Common Stock
         ------------
         During the nine months ended June 30, 2001, the Company issued 175,000 shares of common stock to employees as compensation expense totaling $175,000.

         During the nine months ended June 30, 2001, the Company issued 150,000 shares of common stock for cash totaling $150,000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 7, 2001

                                      SPACIAL CORPORATION.



                                      By: /s/ Norman A. Ponder
                                          --------------------------------
                                          Norman A. Ponder, Vice President

                                  EXHIBIT INDEX

Exhibit
Number        Description
------        -----------

  4.1 Warrant certificate, evidencing warrants to purchase 150,000 shares of the Common Stock of Spacial Corporation, registered in the name of James A. Prestiano.
  10.1 Share Exchange Agreement, dated as of June 22, 2001, among Spacial Corporation, Waste Recovery Technology Corporation and the stockholders of Waste Recovery Technology Corporation.
  10.2 Stock Escrow Agreement, dated as of June 22, 2001, among Spacial Corporation, James J. Solano, Sr. and The Trust Under Agreement dated 6/30/89, and Snow Becker Krauss P.C., as Escrow Agent.
  10.3 Lock-Up Agreement, dated as of June 22, 2001, by and among Spacial Corporation, James A. Prestiano, James J. Solano, Sr., The Trust Under Agreement Dated 6/30/89, and Norman A. Ponder.
  10.4 Registration Rights Agreement, dated as of June 22, 2001, between the Spacial Corporation and James A. Prestiano.



                                        7